Prospectus Supplement                                 78878 12/01
dated December 17, 2001 to:

Putnam Voyager Fund (the "fund")
Prospectuses dated November 30, 2001

The second paragraph under the heading "Who manages the fund?" is replaced with the following:

The Putnam Large Cap Growth and U.S. Core Equity Teams have joint and primary responsibility for the day-to-day management of the fund's portfolio.